AMENDMENT NO. 1 TO THIRD AMENDED STOCKTICKERAND RESTATED
                                  CREDIT AGREEMENT


        THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT ("Amendment No. 1") is dated as of December 24, 2007 by and between DORMAN PRODUCTS, INC. (formally known as R & B, Inc.),a Pennsylvania corporation (the "Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank") for itself and as agent hereunder (the "Agent").

        WHEREAS, the Borrower and Bank are parties to a Third Amended and Restated Credit Agreement dated as of date July 24, 2006 (the "Credit Agreement"); and

        WHEREAS, the Borrower has requested certain modifications to the Credit Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agree that the Credit Agreement shall be amended as follows, effective on the date first above written:

1. Revolving Credit Termination Date. The definition of "Revolving Credit Termination Date" in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

(a) "Revolving Credit Termination Date' means date June 30, 2010; or such other date to which the Revolving Credit Facilities have been extended in the sole discretion of the Bank(s) or on which they have been terminated in accordance with the terms of this Agreement."

2. Conditions Precedent. As a condition precedent to effectiveness of this Amendment No. 1, the Agent must receive (a) an original copy of this Amendment No. 1 executed by the Borrower, (b) an original executed Officer's Certificate in the form attached hereto as Exhibit A, and (c) an original executed Secretary's Certificate in the form attached hereto as Exhibit B.

3. Costs. The Borrower shall pay (as and when incurred) all costs, expenses and fees (including, without limitation, any attorneys' fees) associated with the Credit Agreement and this Amendment No. 1.

4. Capitalized Terms. All capitalized terms used in this Amendment No. 1, unless otherwise defined herein, shall have the meanings ascribed thereto in the Credit Agreement.

5. Representations and Covenants.The Borrower certifies that all representations and warranties contained in the Loan Documents, including without limitation the exhibits as amended hereby and attached hereto, are true, correct and complete on and as of the date hereof, and that all covenants and agreements made in the Loan Documents have been complied with and fulfilled, and that no Default or Event of Default is in existence on the date hereof.

6. Ratification. Other than as specifically set forth herein, the Borrower hereby ratifies and confirms the Loan Documents and all instruments and agreements relating thereto, and confirms that (a) all of the foregoing remain in full force and effect, (b) each of the foregoing is enforceable against the Borrower in accordance with its terms, and (c) in furtherance and not limitation of the foregoing, the security interests granted pursuant to the Loan Documents and any other security agreement, surety agreement, mortgage, assignment or other collateral agreement, remain in full force and effect and secure all liabilities and obligations of the Borrower to the Bank(s) under the Credit Agreement, as amended hereby, or otherwise.

7. Miscellaneous. Article XIII of the Credit Agreement is incorporated herein by this reference and shall apply to this Amendment No. 1. Execution of this Amendment No. 1 shall not constitute an agreement by the Agent or the Bank(s) to execute any other amendment or modification of the Credit Agreement. References to the Credit Agreement in any document relating thereto shall be deemed to include this Amendment No. 1. This Amendment No. 1 may be executed in counterparts.

        IN WITNESS WHEREOF, the Borrower, the Agent, and the Bank have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                               WACHOVIA BANK, NATIONAL ASSOCIATION,
                               for itself and as Agent


                                By: /Harry E. Ellis/
                                Name:Harry E. Ellis
                                Title:Senior Vice President


ATTEST:                         DORMAN PRODUCTS, INC.
                               (formerly known as R & B, Inc.)


By: /Thomas J. Knoblauch/        By: /Mathias Barton/
   ------------------------         -------------------------
       Name: Thomas J. Knoblauch       Name:  Mathias Barton
       Title:  Assistant Secretary     Title: Chief Financial Officer


[Corporate Seal]

                                EXHIBIT A

                           OFFICER'S CERTIFICATE


          Pursuant to Amendment No. 1 to the Third Amended and Restated
                                Credit Agreement


        The undersigned, Mathias Barton, Chief Financial Officer of Dorman Products, Inc. (the "Company"), in such capacity and on behalf of such Company, hereby certifies, pursuant to Amendment No. 1 ("Amendment No. 1") to the Third Amended and Restated Credit Agreement dated as of July 24, 2006, as amended the date hereof (collectively, the "Credit Agreement"), between Dorman Products, Inc. and Wachovia Bank, National Association that:

(1) no Event of Default has occurred and is continuing;

(2) there has been no material adverse change in the Company's business, operations, properties or condition, financial or otherwise, since
July 24, 2006; and

(3) all representations, warranties and covenants made by the Company in the Credit Agreement and/or Amendment No. 1 are true and correct in all material respects, and all conditions precedent to the Banks' obligations there under, have been satisfied or waived by the Bank(s) in writing.

                  All capitalized terms herein shall have the meaning set forth in the Credit Agreement, unless defined herein.



Dated:  December ____, 2007          By: __________________________________
                                         Name: Mathias Barton
                                         Title: Chief Financial Officer

                                 EXHIBIT B

                 SECRETARY'S CERTIFICATE -DORMAN PRODUCTS, INC.


            Pursuant to Amendment No. 1 to Third Amended and Restated
                                Credit Agreement


                  The undersigned, Thomas J. Knoblauch, Assistant Secretary of Dorman Products, Inc. ("Company"), in such capacity and on behalf of such Company, hereby certifies, pursuant to Amendment No. 1 ("Amendment No. 1") to the Third Amended and Restated Credit Agreement dated as of July 24, 2006, as amended the date hereof (collectively, the "Credit Agreement"), between the Company and Wachovia Bank, National Association, that (i) the copies of items
(1), (2), (3) and (4) below as delivered pursuant to a Secretary's Certificate dated July 24, 2006 and (ii) attached item (5) below are true and correct copies of the following and are in full force and effect and have not been amended, altered, or repealed as of the date hereof except as shown in such attachments:

(1) certificate of incorporation, as certified by the Secretary of State of the state of incorporation, of the Company;

(2) good standing certificates with respect to the Company from the Secretary of State of the state in which the Company is incorporated or formed, and in each state in which the Company is required to qualify to do business, except such states where the failure to so qualify would have no material adverse effect on the financial condition of the Company;

(3) the bylaws of the Company;

(4) the names, incumbency and signatures of the officers of the Company authorized to execute and deliver Amendment No. 1, upon which the Bank(s) may conclusively rely until it shall receive a further certificate of the Company amending the prior certificate; and

(5) resolutions of the Board of Directors of the Company, authorizing the execution and delivery of Amendment No. 1 and all documents related thereto.


Dated:  December ____, 2007           By: __________________________________
                                          Name: Thomas J. Knoblauch
                                          Title: Assistant Secretary